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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-49645) on Form S-1.


                                      ARTHUR ANDERSEN LLP

                                      /s/ Arthur Andersen LLP


Philadelphia, Pa.
May 19, 1998